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                           USAA LIFE INVESTMENT TRUST
                          LIFE DIVERSIFIED ASSETS FUND


                       SUPPLEMENT DATED DECEMBER 15, 2000
                            TO THE FUND'S PROSPECTUS
                               DATED MAY 1, 2000

Page 13B of the Life Diversified Assets Fund's prospectus under the heading "Portfolio Managers" is amended to reflect the following change effective December 15, 2000.

Portfolio  Managers

TIMOTHY P. BEYER, associate portfolio manager of Equity Investments, assumes portfolio management responsibilities of the Equity Securities investment category of the Life Diversified Assets Fund replacing David G. Parsons. Mr. Beyer will also act as the asset allocation manager of the Fund.

Mr. Beyer has ten years' investment management experience and became a member of our portfolio management team in August 2000. Prior to joining us, he worked for Banc of America Capital Management Inc. from December 1988 to August 2000. He earned the Chartered Financial Analyst designation in 1993 and is a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts. He holds a BSBA from East Carolina University.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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